Exhibit 10.222

SIXTEENTH AMENDMENT TO NOTE AND WARRANT PURCHASE AGREEMENT

This SIXTEENTH AMENDMENT TO NOTE AND WARRANT AGREEMENT (this "Amendment"), dated as of July 8th, 2019, is made by and between TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation, TWINLAB CONSOLIDATION CORPORATION, a Delaware corporation, TWINLAB HOLDINGS, INC., a Michigan corporation, ISI BRANDS INC., a Michigan corporation, and TWINLAB CORPORATION, a Delaware corporation, NUTRASCIENCE LABS, INC., a Delaware corporation, NUTRASCIENCE LABS IP CORPORATION., a Delaware corporation, ORGANIC HOLDINGS LLC, a Delaware limited liability company, RESERVE LIFE ORGANICS, LLC, a Delaware limited liability company, RESVITALE, LLC, a Delaware limited liability company, RE-BODY, LLC, a Delaware limited liability company, INNOVITAMIN ORGANICS, LLC, a Delaware limited liability company, ORGANICS MANAGEMENT LLC, a Delaware limited liability company, COCOAWELL, LLC, a Delaware limited liability company, FEMBODY, LLC, a Delaware limited liability company, RESERVE LIFE NUTRITION, L.L.C., a Delaware limited liability company, INNOVITA SPECIALTY DISTRIBUTION, LLC, a Delaware limited liability company, and JOIE ESSANCE, LLC, a Delaware limited liability company (each of the foregoing Persons being referred to herein individually as a "Company" and collectively as the "Companies"), and GOLISANO HOLDINGS LLC, a New York limited liability company, as successor by assignment to Penta Mezzanine SBIC Fund I, L.P. (the "Purchaser").

WHEREAS, the Companies and the Purchaser are parties to a Note and Warrant Purchase Agreement dated as of November 13, 2014, as amended by that certain First Amendment to Note and Warrant Purchase Agreement, Consent and Joinder dated as of January 22, 2015, that certain Second Amendment to Note and Warrant Purchase Agreement and Consent dated as of February 4, 2015, that certain Third Amendment to Note and Warrant Purchase Agreement and Consent dated as of April 30, 2015, that certain Fourth Amendment to Note and Warrant Purchase Agreement, Limited Consent and Limited Waiver dated as of June 30, 2015, that certain Fifth Amendment to Note and Warrant Purchase Agreement and Limited Consent dated as of September 9, 2015, that certain Sixth Amendment to Note and Warrant Purchase Agreement dated October 5, 2015, that certain Joinder Agreement dated as of October 30, 2015, that certain Seventh Amendment to Note and Warrant Purchase Agreement dated as of January 28, 2016, that certain Eighth Amendment to Note and Warrant Purchase Agreement dated as of April 5, 2016, that certain Ninth Amendment to Note and Warrant Purchase Agreement and Limited Consent dated as of August 11, 2016 but effective as of July 29, 2016, that certain Tenth Amendment to Note and Warrant Purchase Agreement and Limited Consent dated as of December 2, 2016, that Eleventh Amendment to Note and Warrant Purchase Agreement and Limited Consent, dated as of August 30, 2017, that certain Twelfth Amendment to Note and Warrant Purchase Agreement and Limited Consent, dated as of February 6, 2018, that certain Thirteenth Amendment to Note and Warrant Purchase Agreement and Limited Consent, dated as of July 27, 2018, that certain Fourteenth Amendment to Note and Warrant Purchase Agreement and Limited Consent, dated as of November 2, 2018 and that certain Fifteenth Amendment to Note and Warrant Purchase Agreement and Limited Consent, dated as of December 4, 2018 (as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "Note Purchase Agreement"); and

WHEREAS, the Companies have requested that the Purchaser extend the maturity date of the Obligations, and the Purchaser has agreed to do so subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the promises and the mutual agreements contained in this Amendment, and subject to the terms and conditions set forth herein, each party hereto hereby agrees as follows:

1.     Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Note Purchase Agreement.

2.     Amendments to Note Purchase Agreement. Subject to the satisfaction of the conditions precedent set forth herein and in reliance on the representations, warranties and covenants of the Companies set forth herein and in the Note Purchase Agreement, each party hereto hereby agrees that the Note Purchase Agreement be and hereby is, amended as follows:

2.1.    Restated Defined Term. Section 1 of the Note Purchase Agreement is hereby amended to amend and restate the defined term "Maturity Date" in its entirety as follows:

"Maturity Date" means October 22, 2021.

3.        Representations and Warranties; No Default. Each Company hereby represents and warrants that:

3.1.     The execution, delivery and performance by such Company of this Amendment (a) are within such Company's corporate or similar powers and, at the time of execution hereof and have been duly authorized by all necessary corporate and similar action; (b) does not and will not result, in any breach or default under any other document, instrument or agreement to which a Company or any of its Subsidiaries is a party or to which a Company or any of its Subsidiaries, the Premises, the Collateral or any of the property of a Company or any of its Subsidiaries is subject or bound, except for such breaches or defaults which, individually or in the aggregate, have not had, and would not reasonably be expected to result in, a Material Adverse Effect and (c) will not violate any applicable law, statute, regulation, rule, ordinance, code, rule or order.

3.2.    This Amendment has been duly executed and delivered for the benefit of or on behalf of each Company and constitutes a legal, valid and binding obligation of each Company, enforceable against such Company in accordance with its terms except (a) as the same may be limited by bankruptcy, insolvency, reorganization moratorium or similar laws now or hereafter in effect relating to creditors rights generally and (b) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

3.3.    Both before and after giving effect to this Amendment on the date hereof (a) the representations and warranties of the Companies contained in Section 4.1 of the Note Purchase Agreement and the other Transaction Documents are true, correct and complete on and as of the date hereof as if made on such date (and to the extent any representations and warranties shall relate to the Effective Date or another earlier date, such representation and warranties shall be deemed to be amended to relate to the date hereof), and (b) no Default or Event of Default has occurred and is continuing.

4.       Ratification and Confirmation. The Companies hereby ratify and confirm all of the terms and provisions of the Note Purchase Agreement and the other Transaction Documents and agree that all of such terms and provisions, as amended hereby, remain in full force and effect, except as, and to the extent expressly set forth herein.

5.        Condition to Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent:

5.1.     The Purchaser shall have received a fully executed copy of this Amendment.

5.2.     All representations and warranties of the Companies contained herein shall be true and correct in all material respects as of the date hereof (and such parties' delivery of their respective signatures hereto shall be deemed to be its certification thereof).

5.3.    The Purchaser shall have received all fees and other amounts due and payable to the Purchaser and its counsel in connection with this Amendment, and to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Companies under the Note Purchase Agreement.

6.       Miscellaneous.

6.1.     Except as otherwise expressly set forth herein, nothing herein shall be deemed to constitute an amendment, modification or waiver of any of the provisions of the Note Purchase Agreement, the Security Agreement or the other Transaction Documents, all of which remain in full force and effect as of the date hereof and are hereby ratified and confirmed. Each Company hereby acknowledges and agrees that nothing contained herein shall be deemed to entitle any Company to consent to, or a waiver, amendment or modification of, any of the terms, conditions, obligations, covenants or agreements contained in the Transaction Documents in similar or different circumstances. This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Note Purchase Agreement.

6.2.     This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic mail shall be equally effective as delivery of a manually executed counterpart of this Amendment.

6.3.     This Amendment shall be governed by the laws of the State of New York without giving effect to any conflict of law principles and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.4.     The Companies agree to pay all reasonable expenses, including legal fees and disbursements, incurred by Purchaser in connection with this Amendment and the transactions contemplated hereby.

6.5.     This Amendment shall be deemed a Transaction Document for all purposes of the Note Purchase Agreement and the other Transaction Documents. On and after the date hereof, each reference in the Note Purchase Agreement and the other Transaction Documents to the Note Purchase Agreement, shall mean and be a reference to the Note Purchase Agreement, as modified by this Amendment.

6.6.     Each Company, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees (collectively, "Releasing Parties"), does hereby fully and completely release, acquit and forever discharge each Indemnified Party of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Indemnified Parties (or any of them) that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. "Prior Related Event" means any transaction, event, circumstance, action, failure to act, occurrence of any type or sort, whether known or unknown, which occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of (a) any of the terms of this Amendment or any other Transaction Document, (b) any actions, transactions, matters or circumstances related hereto or thereto, (c) the conduct of the relationship between the Purchaser and any Company, or (d) any other actions or inactions by the Purchaser, all on or prior to the date hereof. Each Company acknowledges that the foregoing release is a material inducement to the Purchaser's decision to enter into this Amendment and to agree to the modifications contemplated hereunder.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.

COMPANIES:	TWINLAB CONSOLIDATED HOLDINGS, INC. TWINLAB CONSOLIDATION CORPORATION TWINLAB HOLDINGS, INC. TWINLAB CORPORATION ISI BRANDS, INC. NUTRASCIENCE LABS, INC. NUTRASCIENCE LABS IP CORPORATION

	By:	/s/ Anthony Zolezzi	(Seal)
	Name:	Anthony Zolezzi
	Title:	Chief Executive Officer

ORGANIC HOLDINGS LLC

By:	/s/ Anthony Zolezzi	(Seal)
Name:	Anthony Zolezzi
Title:	Sole Manager

RESERVE LIFE ORGANICS, LLC

RESVITALE, LLC

RE-BODY, LLC

INNOVITAMIN ORGANICS, LLC

ORGANICS MANAGEMENT LLC

COCOAWELL, LLC

FEMBODY, LLC

RESERVE LIFE NUTRITION, L.L.C.

INNOVITA SPECIALTY DISTRIBUTION LLC

JOIE ESSANCE, LLC

By ORGANIC HOLDINGS LLC,
its sole Member

By:	/s/ Anthony Zolezzi	(Seal)
Name:	Anthony Zolezzi
Title:	Sole Manager

First Signature Page – Fifteenth Amendment to Note and Warrant Purchase Agreement (JL-Mezz)

PURCHASER:	GOLISANO HOLDINGS LLC,
a New York limited liability company

	By:	/s/ B. Thomas Golisano	(Seal)
	Name:	B. Thomas Golisano
	Title:	Member

First Signature Page – Fifteenth Amendment to Note and Warrant Purchase Agreement (JL-Mezz)